UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2023

Rockley Photonics Holdings Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40735	98-1644526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3rd Floor 1 Ashley Road Altrincham, Cheshire United Kingdom	WA14 2DT
(Address of principal executive offices)	(Zip Code)

+44 (0) 1865 292017

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.000004026575398 par value per share	RKLY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one ordinary share at an exercise price of $11.50 per share	RKLY.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on January 23, 2023, Rockley Photonics Holdings Limited (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) to implement a “pre-packaged” plan of reorganization (the “Plan”) in order to facilitate the restructuring of the Company.

Confirmation of Plan of Reorganization

On March 10, 2023, the Bankruptcy Court entered its Order (i) approving the adequacy of the Company’s disclosure statement; and (ii) confirming the Revised Second Amended Prepackaged Chapter 11 Plan of Reorganization of the Company (the “Confirmation Order”), attached hereto as Exhibit 2.1, by which it confirmed the Plan of Reorganization. The Plan became effective on March 14, 2023 (the “Effective Date”).

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Plan, after the Effective Date, the Company will liquidate pursuant to Cayman Islands law. Holders of existing equity interests in the Company will receive or retain any distribution or property on account of such equity interests. In connection with the liquidation, the Company expects to file a Form 15 with the Securities and Exchange Commission to terminate the registration of its ordinary shares. Thereafter, the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended shall be terminated.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective March 17, 2023, Chad Becker resigned as Chief Financial Officer of the Company. Mr. Becker’s resignation was not in connection with any known disagreement with the Company on any matter. Richard Meier, our Chief Executive Officer, assumed the duties of the Company’s principal accounting officer and principal financial officer upon the effectiveness of Mr. Becker’s resignation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Confirmation Order, dated March 10, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 7, 2023

ROCKLEY PHOTONICS HOLDINGS LIMITED

By:	/s/ Richard A. Meier
Name: Richard A. Meier
Title: President and Chief Executive Officer